STANDARD COMMERCIAL LEASE CONTRACT
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                                                                   Georgia Lease
                                                     LR LaVista Realty Co., inc.

         THIS LEASE, made this 17th day of April 1995, by and between Steven E. Marcus, P.C., first party, (hereinafter called "Landlord"); and American Medical Alert Corp., second party, (hereinafter called "Tenant"); and LaVISTA REALTY CO., INC., third party, (hereinafter called "Agent");


                              W I T N E S S E T H:


Premisese           1. The  Landlord,  for and in  consideration  of the  rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called premises), to wit: that office space on the second floor of the building located at 910 Church Street, Decatur, DeKalb County, Georiga, now known as Suite 200, to be known as Suite 203 per schetch attached. and being known as ___________________

               No easement for light or air is included in the premises.


Term                2. To have and to hold  the  same for a term of  twenty-four
               (24) months beginning on the lst day of May, 1995 and ending on the 31st day of April 1997, at midnight, unless sooner terminated as hereinafter provided.

Rental              3.  Tenant  agrees to pay  Landlord,  by payments to LaVista
               Realty Co., Inc. Agent of Landlord, who negotiated this lease, at office of Agent in ___________ Georgia, promptly on the first day of each month in advance, during the term of this lease, a monthly rental of one thousand three hundred ninety-one and 20/100 ($1,391.20) dollars payable in advance. Agent's


Agent's             4.  The  commission  to be  paid  in  connection  with  this
Commission     transaction  has been negotiated  between  Landlord and Agent and
               Landlord  agrees  to pay  Agent,  as  compensation  for  services rendered in procuring this lease, $244.80 + 6% and Landlord, with consent of Tenant,  hereby assigns to Agent aforesaid commission.
               If the term of this lease is extended, or if new lease is entered into between Landlord and Tenant covering leased premises, or any part thereof,  or covering any other premises as an expansion of, or substitute for, the premises herein leased,  then in either of
               said  events,   Landlord,  in  consideration  of  Agent's  having
               procured Tenant hereunder, agrees to pay Agent six % (6%), under such extension, amendment, or new lease. Agent agrees that, in the event Landlord sells leased premises, and upon Landlord's furnishing Agent with an agreement signed by Purchaser assuming
               Landlord's obligations to Agent under these lease, Agent will release original Landlord from any further obligations to Agent hereunder. Tenant agrees that if this lease is validly assigned by him that he will secure from assignee an agreement in writing by assignee recognizing assignment held by Agent and agreeing to pay rental to Agent herein named during the term of this lease.
               Agent is a party to this contract solely for the purpose of enforcing his rights under this paragraph and it is understood by all parties hereto that Agent is acting solely in the capacity as agent for Landlord, to whom Tenant must look as regards all covenants, agreements and warranties herein contained, and that Agent shall never be liable to Tenant in regard to any matter which may arise by virtue of this lease. Voluntary cancellation of this lease shall not nullify Agent's right to collect the commission due for the remaining term of this lease. In the event that the premises is condemned, or sold under threat of and in lieu of condemnation, Agent shall, on the date or receipt by Landlord of the condemnation award or sale proceeds, be paid
               Agent's commission, reduced to its present cash value at the then existing legal rate of interest, which would otherwise be due to end the term contracted for under paragraph 2 above.


Purchase of         5. In the event  that  tenant  acquires  title to the leased
Property       premises at any time during the term of this lease,  any renewals
by Tenant      thereof,  or within six months after the  expiration  of the term hereof or the extended term hereof, then Landlord shall pay Agent a commission on the sale of the property of the Landlord in lieu of any additional rental commissions. Such sales commission, as negotiated between parties, is to be N/A


Utility Bills


Use of              7. Premises shall be used for Medical Alert Center  purposes
Premises and no other. Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on premises.


Abandonment         8. Tenant  agrees not to abandon or vacate  leased  premises
of Leased      during the period of this lease,  and agrees to use said premises
Premises       for  purpose  herein  until the  expiration  hereof.


Repairs by          9.  Landlord  agrees  to  keep  in  good  repair  the  roof,
Landlord foundations, and exterior walls of the premises (exclusive of all glass and exclusive of all exterior doors), and underground utility and sewer pipes outside the exterior walls of the Building, except repairs rendered necessary by the negligence of Tenant, its agents, employees, or invitees. Landlord give to Tenant exclusive control of premises and shall be under no obligation to inspect said premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair, and failure

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               to  so  report such  defects  shall  make Tenant  responsible  to
               Landlord for any liability incurred by Landlord by reason of such defects.



Repairs by          10.  Tenant  accept as the leased  premises in their present
Tenant condition and as suited for the uses intended by Tenant. Tenant shall, throughout the initial term of this lease and all renewals thereof, at its expense, maintain in good order and repair the leased premises, including the building and other improvements located thereon, except those repairs expressly required to be made by Landlord. Including the mowing of grass, paving, care of shrubs and general landscaping. Tenant agrees to return said premises to Landlord at the expiration, or prior to termination, of this lease in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted.

                    Elevators,   (if  any),   are   accepted  by  Tenant  as  in
               satisfactory operating condition on this date, and Tenant, at his own expense, shall maintain said elevators in good operating condition during the term of this lease, or any extension thereof.



Tax
Escalation


N/A


Destruction         12. If  premises  are  totally  destroyed  by  storm,  fire,
or Damage to   lightning,   earthquake  or  other  casualty,  this  lease  shall
Premises       terminate as of the date of such destruction, and rental shall be accounted for as between Landlord and Tenant as of that date. If premises are damaged but not wholly destroyed by any such casualties, rental shall abate in such proportion as use of premises has been destroyed, and Landlord shall restore premises to substantially the same condition as before damage as speedily as practicable, whereupon full rental shall recommence.


Indemnity           13.  Tenant  agrees  to  indemnify  and  save  harmless  the
               Landlord against all claims for damages to persons or property by reason of the use of occupancy of the leased premises, and all expenses incurred by Landlord because thereof, including attorneys' fees and court costs.



Governmental        14. Tenant agrees,  at his own expense,  to promptly  comply
Orders with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said premises. Landlord agrees to promptly comply with any such requirements if not made necessary by reason of Tenant's occupancy. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's rent, then Landlord or Tenant who is obligated to comply with such requirements is privileged to terminate this lease by giving written notice of termination to the other party, by registered mail, which termination shall become effective sixty
               (60) days after receipt of such notice, and which notice shall eliminate necessity of compliance with such requirements by party giving such notice unless party receiving such notice of termination shall, before termination become effective, pay to party giving notice all cost of compliance in excess of one year's rent, or secure payment of said sum in manner satisfactory to party giving notice.


Condemnation        15. If the whole of the  leased  premises,  or such  portion thereof as will make premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use of purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the lease as herein provided. Landlord agrees to pay to Agent, from the award made to Landlord under condemnation, the balance of lease commissions, reduced to then present cash value, as provided in paragraph 4 hereof, and agent may become a party to the condemnation proceeding for the purposes of enforcing its rights under this paragraph.


Assignment          16. Tenant may sublease  portions of the leased  premises to
and            others  provided  such  sublessee's  operations  is a part of the
Subletting     general operation of Tenant and under the supervision and control of Tenant, and provided such operation is within the purposes for which said premises shall be used. Except as provided in preceding sentence, Tenant shall not, without the prior written consent of Landlord endorsed hereon, assign this lease or any interest hereunder, or sublet premises or any part thereof, or permit the use of premises by any party other than Tenant.
               Consent to any assignment or sublease shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.


Removal of          17.  Tenant may (if not in default  hereunder)  prior to the
Fixtures expiration of this lease, or any extension thereof, remove all fixtures and equipment which he has placed in premises, provided Tenant repairs all damage to premises caused by such removal.


Cancellation        18. It is mutually agreed that in the event the Tenant shall
of Lease by    default in the payment of rent, including additional rent, herein
Landlord       reserved,  when due, and fails to cure said  default  within five
               (5) days after written notice thereof from Landlord; or if Tenant shall be in default in performing  any of the terms or provisions of this lease other than the provision requiring
                    the payment of rent,  and fails to cure such default  within thirty  (30) days after the date of  receipt  of  written  notice default from Landlord;  or if Tenant is adjudicated  bankrupt; or
               if a permanent  receiver is appointed  for Tenant's  property and such  receiver is not  removed  within  sixty days after  written notice from  Landlord to Tenant to obtain  such  removal;  or if, whether  voluntarily or involuntarily,  Tenant takes advantage of any debtor  relief  proceedings  under any present or future law, whereby  the rent or any part  thereof  is, or is proposed to be, reduced  or  payment  thereof  deferred;  or if  Tenant  makes an assignment  for  benefit of  creditors;  or if  Tenant's  effects should be levied upon or attached under process  against  Tenant, not satisfied or dissolved  within thirty (30) days after written notice from  Landlord to Tenant to obtain  satisfaction  thereof;
               then,  and in any of said  events,  Landlord at his option may at once,  or within  six (6)  months  thereafter  (but  only  during continuance of such default or  condition),  terminate this lease by written  notice to  Tenant;  whereupon  this lease  shall end.
               After  an  authorized  assignment  or  subletting  of the  entire premises  covered  by this  lease,  the  occurring  of any of the foregoing  defaults  or events  shall  affect  this lease only if caused by, or happening to, the assignee or sublessee. Any notice provided  in this  paragraph  may be  given by  Landlord,  or his attorney,  or  Agent  herein  named.  Upon  such  termination  by
               Landlord,  Tenant  will  at  once  surrender  possession  of  the
               premises  to  Landlord   and  remove  all  of  Tenant's   effects
               therefrom; and Landlord may forthwith re-enter the premises and repossess himself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.


Reletting by        19. Landlord,  as Tenant's agent,  without  terminating this
Landlord lease, upon Tenant's breaching this contract, may at Landlord's option enter upon and rent premises at the best price obtainable by reasonable effort, without advertisement and by private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on reletting.


Exterior            20.  Tenant  shall place no signs upon the outside  walls or
Signs roof of the leased premises except with the written consent of the Landlord. Any and all signs placed on the within leased premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.


Entry for           21.  Landlord  may card  premises  "For  Rent" or "For Sale"
Carding,       thirty (30) days before the  termination of this lease.  Landlord
etc.           may enter the  premises at  reasonable  hours to exhibit  same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.


Effect of           22. No  termination of this lease prior to the normal ending
Termination    thereof,  by lapse of time or otherwise,  shall affect Landlord's
of Lease       right  to  collect  rent  for the  period  prior  to  termination thereof.


Mortgagee's         23.  Tenant's  rights  shall be  subject  to any  bona  fide
Rights mortgage or deed to secure debt which is now, or may hereafter be, placed upon the premises by Landlord.


No Estate           24. This contract shall create the  relationship of Landlord in Land and Tenant between the parties hereto; no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.


Holding Over        25.  If Tenant  remains  in  possession  of  premises  after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at rental rate in effect at end of lease; and there shall be no renewal of this lease by operation of law.


Attorney's          26. If any rent owing  under this lease is  collected  by or
Fees and       through an  attorney  at law,  Tenant  agrees to pay ten  percent
Homestead      (10%)  thereof as  attorneys'  fees.  Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this lease. Tenant hereby assigns to Landlord his homestead and exemption.


Rights              27. All rights,  powers and privileges  conferred  hereunder
Cumulative     upon parties  hereto shall be cumulative  but not  restrictive to those given by law.


Service             28. Tenant hereby  appoints as his agent to receive  service
of Notice      of  all  dispossessory  or  distraint   proceedings  and  notices
               hereunder, and all notices required under this lease, the person in charge of leased premises at the time, or occupying said premises; and if no person is in charge of, or occupying said premises, then such service or notice may be made by attaching the same on the main entrance to said premises. A copy of all notices under this lease shall also be sent to Tenant's last known address, if different from said premises.


Waiver of           29. No failure  of  Landlord  to  exercise  any power  given
Rights Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.


Time of             30. Time is of the essence of this agreement.
Essence


Definitions         31.  "Landlord"  as used in this lease shall  include  first party, his heirs, representatives, assigns and successors in title to premises. "Tenant" shall include second party, his heirs and representatives, and if this lease shall be validly assigned or sublet, shall include also Tenant assignees or sublessees, as to premises covered by such assignment or sublease. "Agent" shall include third party, his successors, assigns, heirs, and representatives. "Landlord", "Tenant", and "Agent", include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.


Special             In so far as the following stipulations conflict with any of
Stipulations   the foregoing provisions, the following shall control:


                    32. Landlord shall furnish, at no expense to Tenant, lights, electricity, gas, hall and stair alarm and janitorial service as presently furnished in the building. Landlord shall maintain heating and air conditioning units.

                    33. Tenant shall have the right to renew this lease for 2 years by giving 60 days notice. Rental shall be the rent specified in this lease increased by the increase in the C.P.I. over the term of this lease.

                    This lease  contains  the entire  agreement  of the  parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

                    IN WITNESS  WHEREOF,  the parties  herein have  hereunto set their hands and seals, in triplicate, the day and year first above written.


Signed, sealed and delivered as            Steven E. Marcus
to Tenant, in the presence of:

                                           By:/s/Steven E. Marcus
-------------------------------            -------------------------------(Seal)
                                           (Landlord)   President



-------------------------------            -------------------------------(Seal)
    Notary Public                          (Landlord)




Signed, sealed and delivered as            American Medical Alert, Corp.
to Tenant, in the presence of:

                                           By:/s/Wilfred L. Mossey
-------------------------------            -------------------------------(Seal)
                                           (Tenant)     Exec. V.P.



-------------------------------            -------------------------------(Seal)
    Notary Public                          (Tenant)




Signed, sealed and delivered as            LaVISTA REALTY CO., INC.
to Agent, in the presence of

                                           By:/s/
-------------------------------            -------------------------------(Seal)